UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): May 9, 2007

Golden Autumn Holdings Inc.
(Exact name of registrant as specified in charter)

Nevada	000-51246	84-1647399
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15455 Dallas Parkway, 6th Floor Dallas, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (972) 764-5355

Copies to:
Gregory Sichenzia, Esq.
Stephen M. Fleming, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Armitage Mining Corp.
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

Effective May 7, 2007, Armitage Mining Corp. (the “Company”) changed its name from Armitage Mining Corp. to Golden Autumn Holdings Inc. In addition, effective May 7, 2007, the Company’s quotation symbol on the NASDAQ Capital Market was changed from ARMC to GAHI.

Item 9.01 Financial Statement and Exhibits

(a)	Financial statements of business acquired

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Shell company transactions

Not applicable

(d)	Exhibits

Exhibit No.	Exhibit Description

3.1	Articles of Merger changing the Company's name to Golden Autumn Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Golden Autumn Holdings Inc.

Date: May 9, 2007	By:	/s/ Charles Fu
Name: Charles Fu
Title: President